UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20529

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2006

MBNA AMERICA BANK, NATIONAL ASSOCIATION

(Sponsor and Depositor)

ON BEHALF OF THE

MBNA MASTER CREDIT CARD TRUST II

(Issuing entity of the Collateral Certificate)

AND THE

MBNA CREDIT CARD MASTER NOTE TRUST

(Issuing entity of the MBNAseries Class A, Class B, and Class C notes)

(Exact name of registrant as specified in its charter)

United States	333-131358	51-0331454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wilmington, DE	19884-0781
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (800) 362-6255.

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8 – Other Events.

ITEM 8.01. Other Events.

On March 3, 2006, the MBNA Credit Card Master Note Trust issued its MBNAseries Class B(2006-1) Notes.

Section 9 – Financial Statements and Exhibits.

ITEM 9.01 (c). Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4:

4.1    Class B(2006-1) Terms Document, dated as of March 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 3, 2006

MBNA AMERICA BANK, NATIONAL ASSOCIATION, Acting solely in its capacity as depositor of MBNA Master Credit Card Trust II and MBNA Credit Card Master Note Trust

By:	/s/ Scott W. McCarthy
Name	: Scott W. McCarthy
Title:	Executive Vice President

Exhibit Index

Exhibit No.	Description
4.1	Class B(2006-1) Terms Document, dated as of March 3, 2006.